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                                                                      EXHIBIT 21



Name of Subsidiary                                       State of Incorporation
------------------                                       ----------------------
AHI (Texas) Healthcare Systems, Inc.                           California
AHI Healthcare Systems, Inc.                                   Delaware
AMG Management Company                                         California
Avanti Health Systems of Texas, Inc.                           Texas
B.H.P. IPA, Inc.                                               New York
Cincinnati Health Partners, Inc.                               Delaware
Comprehensive Primary Care MSO, Inc.                           Delaware
ConneKt, LLC                                                   California
Cornerstone Physicians Corporation                             California
Cornerstone Physicians of Phoenix, Inc.                        Arizona
FPA Acquisition Corporation                                    Florida
FPA Holding Company of California, Inc.                        California
FPA Medical Foundation                                         Texas
FPA Medical Group of Florida, Inc.                             Florida
FPA Medical Group of Kentucky, Inc.                            Kentucky



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Name of Subsidiary                                       State of Incorporation
------------------                                       ----------------------
FPA Medical Management of Arizona, Inc.                        Arizona
FPA Medical Management of California, Inc.                     Delaware
FPA Medical Management of Florida, Inc.                        Florida
FPA Medical Management of Georgia, Inc.                        Georgia
FPA Medical Management of Illinois, Inc.                       Illinois
FPA Medical Management of Kentucky, Inc.                       Kentucky
FPA Medical Management of Louisiana, Inc.                      Louisiana
FPA Medical Management of Michigan, Inc.                       Michigan
FPA Medical Management of Missouri, Inc.                       Missouri
FPA Medical Management of North Carolina, Inc.                 North Carolina
FPA Medical Management of South Carolina, Inc.                 Delaware
FPA Medical Management of Tennessee, Inc.                      Tennessee
FPA Medical Management of Texas, Inc.                          Texas
FPA Medical Management of the Mid-Atlantic, Inc.               Delaware
FPA Surgical Center, Inc.                                      Texas
FPA Women's Care of Georgia, Inc.                              Georgia
FPA of Georgia, Inc.                                           Georgia
G.P.M. IPA, Inc.                                               New York
Gateway IPA, Inc.                                              Virginia
Gateway Physicians Services, Inc.                              Virginia
Gotham Management, Inc.                                        Delaware
Gotham Mid-Town Management, Inc.                               New York
Health One Associates, Inc.                                    New York
Health Partners, Inc.                                          Delaware
HealthCap - Missouri, Inc.                                     California
HealthCap - Nevada, Inc.                                       California
HealthCap, Inc.                                                California



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Name of Subsidiary                                       State of Incorporation
------------------                                       ----------------------
Mid-Level Practitioners, Inc.                                  Missouri
OB-GYN Management, Inc.                                        California
Physicians Medical Group of Florida, Inc.                      Florida
San Antonio Health Partners, Inc.                              Delaware
Sterling Anesthesia, Inc.                                      Florida
Sterling Credentials Verification Services, Inc.               Florida
Sterling Emergency Medical Care Incorporated                   Delaware
Sterling Emergency Treatment Associates, Inc.                  New York
Sterling Healthcare Group, Inc.                                Florida
Sterling Medical Group of Michigan, Inc.                       Florida
Sterling Mednet Emergency Services, Inc.                       Texas
Sterling Miami, Inc.                                           Florida
Sterling Professional Emergency Physicians, LLC                Maryland
Sterling Radiology, Inc.                                       Florida
Sterling Regional Emergency Services, Inc.                     Florida
Sterling Sub Texas, Inc.                                       Texas
Virginia Health Partners, Inc.                                 Delaware